Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELEWARE

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Reporting Period: October 30, 2011 thru November 30, 2011

MONTHLY OPERATING REPORT

Filed with Court and submit copy to United States Trustee

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation Summary	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ F.W. Capp	16-Feb-12
Signature of Debtor	Date

/s/ F.W. Capp	16-Feb-12
Signature of Joint Debtor	Date

/s/ F.W. Capp	16-Feb-12
Signature of Authorized Individual*	Date

/s/ F.W. Capp	President & CEO, Beacon Power Corporation
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Debtor	Reporting Period: October 30, 2011 thru November 30, 2011

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Oct 29, 2011 - Dec 2, 2011*		CUMULATIVE FILING TO DATE
	ACTUAL	PROJECTED**	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	652,469	652,469	652,469	652,469

RECEIPTS
SRS	40,873	40,873	40,873	40,873
ARPAe	90,706	90,706	90,706	90,706
HRS Grant	0	0	0	0
Navy	0	0	0	0
SBIR	6,589	6,589	6,589	6,589
Other	1,446	1,446	1,446	1,446

TOTAL RECEIPTS	139,614	139,614	139,614	139,614

DISBURSEMENTS
Accounts Payable & Accrued Expenses	206,934	206,934	206,934	206,934
Payroll & Benefits	624,057	624,057	624,057	624,057
Rent	70,814	70,814	70,814	70,814
Insurance	48,812	48,812	48,812	48,812
Legal Fees - General & Regulatory	0	0	0	0
Other	0	0	0	0

SRS Advances	0	0	0	0
SRS Base Equity	-527,176	-527,176	-527,176	-527,176
SRS Maintenance Reserve Account	-593,842	-593,842	-593,842	-593,842

Legal Fees - Restructuring	0	0	0	0
Financial Advisor Fees	0	0	0	0
DE Counsel	0	0	0	0
Claims Agent	16,763	16,763	16,763	16,763
Creditor’s Committee	0	0	0	0
US Trustee	0	0	0	0
Utility Deposits	24,480	24,480	24,480	24,480
Other	0	0	0	0
TOTAL DISBURSEMENTS	-129,158	-129,158	-129,158	-129,158

NET CASH FLOW	268,772	268,772	268,772	268,772
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	921,240	921,240	921,240	921,240

* RESULTS FROM WEEKLY, ACTUAL CASH FLOW PER CASH COLLATERAL ORDER

** REVISED CASH COLLATERAL BUDGET INCLUDED ACTUALS FOR THE REPORTED TIME PERIOD

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Debtor	Reporting Period: October 30, 2011 thru November 30, 2011

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

	Book	Bank
Silicon Valley Acct# 3300686184	1,008,743.99	1,028,908.87	Operating Account - Bank reconciliation complete
Silicon Valley Acct# 3300705436	(36,329.44)	0.00	Payroll Account - Bank reconciliation complete
SVB Acct# 3300705421	200,000.00	200,000.00	Escrow Account - Bank reconciliation complete
SVB Acct# 3300780535	50,000.00	50,000.00	Escrow Account - Bank reconciliation complete
Black Rock Acct#31874	11,525.36	11,523.92	NEISO Account - Bank reconciliation complete
PNC Bank Acct#1028880235R8N	1,889,153.92	1,889,153.92	SRS Project Equity Account - Bank Reconciliation Complete
PNC Bank Acct#1028880235	12,769.21	12,769.21	SRS Project Maintenance Account - Bank Reconciliation Complete
PNC Bank Acct#1028880235R2P	23,644.67	23,644.67	SRS Project Revenue Account - Bank Reconciliation Complete

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Debtor	Reporting Period: October 30, 2011 thru November 30, 2011

STATEMENT OF OPERATIONS

(Income Statement)

	MONTH OF NOVEMBER 2011
	Total Beacon	Stephentown	Stephentown	Total	Consolidated
	Corporation - Legal	Holding	Operating	Eliminations	Beacon
REVENUES
Net Revenue	$153,247	$0	$111,072	$(4,211)	$260,107
COST OF GOODS SOLD
Cost of Goods Sold	149,741	0	54,591	0	204,332
Gross Profit	3,506	0	56,481	-4,211	55,775
OPERATING EXPENSES
Salaries and benefits	611,008	0	0	0	611,008
Bonus	43,404	0	0	0	43,404
Stock Compensation Exp.	0	0	0	0	0
Materials	13,401	0	2,498	0	15,899
Consulting	27,103	0	251	0	27,354
Legal and Audit Expense	62,520	0	0	0	62,520
Occupancy Expenses	64,843	0	0	0	64,843
Real estate taxes and insurance	17,511	0	16,089	0	33,600
Public Company / Investor Relations	63,021	167	1,000	0	64,188
Interconnection and ISO fees	788	0	492	0	1,280
Repair and Maintenance	469	0	37,897	0	38,366
Software and Software Maintenance	8,774	0	0	0	8,774
Hiring Costs	0	0	0	0	0
Taxes-Misc	7,477	0	0	0	7,477
Travel	8,974	0	4,424	0	13,398
Outside Documentation and Testing	0	0	0	0	0
Supplies and Equipment	2,004	0	5,813	0	7,817
Phone	7,765	0	55	0	7,820
Other Expenses	10,900	0	3,829	0	14,728
Allocations	-196,261	0	0	0	-196,261
License, permits and development fees	0	0	0	0	0
Administrative services	0	0	0	0	0
Operation services	0		0	0	0
Casualty Loss	0	0	0	0	0
Contract Loss	0	0	0	0	0
Loss on asset impairment	0	0	0	0	0
Depreciation	159,203	0	52,683	-13,681	198,205
Amortization	1,460	0	4,211	-4,211	1,460

Net Profit (Loss) Before Other Income & Expenses	-910,858	-167	-72,761	13,681	-970,105
OTHER INCOME AND EXPENSES
Other Income	729	0	0	0	730
Interest Expense	-34,951	0	481	0	-34,470

Net Profit (Loss) Before Reorganization Items	-945,080	-167	-72,280	13,681	-1,003,845
REORGANIZATION ITEMS
Professional Fees	-50,000	0	0	0	-50,000
Other Reorganization Expenses	-23,771	0	0	0	-23,771
Total Reorganization Expenses	-73,771	0	0	0	-73,771
Income Taxes	0	0	0	0	0
Net Profit (Loss)	-1,018,851	-167	-72,280	13,681	-1,077,616

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Debtor	Reporting Period: October 30, 2011 thru November 30, 2011

BALANCE SHEET

	BOOK VALUE AT END OF NOVEMBER 30, 2011					BOOK VALUE ON PETITION DATE OF OCTOBER 30, 2011
	Beacon Corp	Stephentown	Stephentown		Consolidated	Beacon Corp	Stephentown	Stephentown		Consolidated
	Only	Operating	Holding	Eliminations	Beacon	Only	Operating	Holding	Eliminations	Beacon
ASSETS
CURRENT ASSETS
Cash and cash equivalents	974,033	0	0	0	974,033	653,479	531,039	0	0	1,184,518
Accounts receivable, trade, net	197,414	23,678	0	0	221,092	293,160	30,601	0	-1	323,760
Inventory	0	0	0	0	0	0	0	0	0	0
Unbilled costs on contracts in progress	315,717	0	0	0	315,717	168,146	0	0	0	168,146
Prepaid expenses and other current assets	957,167	108,713	1,333	-1	1,067,212	846,751	1,772	1,500	2	850,025

TOTAL CURRENT ASSETS	2,444,331	132,391	1,333	-1	2,578,054	1,961,536	563,412	1,500	1	2,526,449
PROPERTY AND EQUIPMENT
TOTAL PROPERTY & EQUIPMENT	12,517,546	12,446,816	0	-1,165,685	23,798,677	12,600,062	12,499,499	0	-1,179,365	23,920,196
OTHER ASSETS
Restricted cash	261,525	1,925,568	0	0	2,187,093	262,589	2,493,028	0	0	2,755,617
Investment in subsidiary	26,323,581	0	26,323,581	-52,647,162	0	26,323,581	0	26,323,581	-52,647,162	0
Deferred financing costs	95,563	0	0	0	95,563	95,563	0	0	0	95,563
Advance payments to suppliers	509,089	0	0	0	509,089	509,089	0	0	0	509,089
Intercompany receivables (net)	1,326,179	-1,321,213	-4,966	0	0	2,392,595	-2,387,629	-4,966	0	0
Other Assets	307,296	964,285	0	-964,285	307,296	303,256	968,496	0	-968,496	303,256

TOTAL OTHER ASSETS	28,823,233	1,568,640	26,318,615	-53,611,447	3,099,041	29,886,673	1,073,895	26,318,615	-53,615,658	3,663,525

TOTAL ASSETS	43,785,110	14,147,847	26,319,948	-54,777,133	29,475,772	44,448,271	14,136,806	26,320,115	-54,795,022	30,110,170

	BOOK VALUE AT END OF NOVEMBER 30, 2011					BOOK VALUE ON PETITION DATE OF OCTOBER 30, 2011
	Beacon Corp	Stephentown	Stephentown		Consolidated	Beacon Corp	Stephentown	Stephentown		Consolidated
	Only	Operating	Holding	Eliminations	Beacon	Only	Operating	Holding	Eliminations	Beacon
LIABILITIES AND OWNER EQUITY
Liabilities not subject to compromise:
Accounts payable	202,969	0	0	0	202,969	408	0	0	0	408
Accrued compensation and benefits	319,340	0	0	0	319,340	310,418	0	0	0	310,418
Other accrued expenses	212,495	92,166	0	-3	304,658	0	0	0	0	0
Deferred revenue - current	0	0	0	0	0	0	0	0	0	0
Advance billings on contracts	63,660	0	0	0	63,660	28,297	0	0	0	28,297
Accrued contract loss	757,041	0	0	0	757,041	805,234	0	0	0	805,234
Mandatorily redeemable preferred stock	0	0	0	0	0	0	0	0	0	0
Preferred stock warrant liability - current	0	0	0	0	0	0	0	0	0	0
Restructuring reserve	0	0	0	0	0	0	0	0	0	0
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE	1,555,505	92,166	0	-3	1,647,668	1,144,357	0	0	0	1,144,357

	BOOK VALUE AT END OF NOVEMBER 30, 2011					BOOK VALUE ON PETITION DATE OF OCTOBER 30, 2011
	Beacon Corp	Stephentown	Stephentown		Consolidated	Beacon Corp	Stephentown	Stephentown		Consolidated
	Only	Operating	Holding	Eliminations	Beacon	Only	Operating	Holding	Eliminations	Beacon
LIABILITIES AND OWNER EQUITY
Liabilities subject to compromise:
Accounts payable	2,279,775	0	0	0	2,279,775	2,274,913	0	0	0	2,274,913
Other accrued expenses	1,586,063	195,024	0	1	1,781,088	1,661,832	203,869	0	2	1,865,703
Deferred Revenue	1,975,862	0	0	-964,285	1,011,577	1,980,073	0	0	-968,496	1,011,577
Deferred rent	597,512	0	0	0	597,512	612,813	0	0	0	612,813
Common stock warrant liability	515,118	0	0	0	515,118	515,118	0	0	0	515,118
Long term debt	3,139,731	35,856,796	0	0	38,996,527	3,139,731	35,856,796	0	0	38,996,527
TOTAL LIABILITIES SUBJECT TO COMPROMISE	10,094,061	36,051,820	0	-964,284	45,181,597	10,184,480	36,060,665	0	-968,494	45,276,651

TOTAL LIABILITIES	11,649,566	36,143,986	0	-964,287	46,829,265	11,328,837	36,060,665	0	-968,494	46,421,008
OWNER EQUITY
Preferred stock	0	0	0	0	0	0	0	0	0	0
Common stock	322,785	0	0	0	322,785	318,901	0	0	0	318,901
Partner shares	0	26,323,581	26,323,581	-52,647,162	0	0	26,323,581	26,323,581	-52,647,162	0
Deferred stock compensation	0	0	0	0	0	0	0	0	0	0
Additional paid-in-capital	277,679,598	0	0	0	277,679,598	277,648,521	0	0	0	277,648,521
Accumulated deficit	-245,153,375	-48,319,720	-3,633	-1,165,684	-294,642,412	-244,134,524	-48,247,440	-3,466	-1,179,366	-293,564,796
Treasury stock	-713,464	0	0	0	-713,464	-713,464	0	0	0	-713,464

NET OWNER EQUITY	32,135,544	-21,996,139	26,319,948	-53,812,846	-17,353,493	33,119,434	-21,923,859	26,320,115	-53,826,528	-16,310,838

TOTAL LIABILITIES AND OWNERS’ EQUITY	43,785,110	14,147,847	26,319,948	-54,777,133	29,475,772	44,448,271	14,136,806	26,320,115	-54,795,022	30,110,170

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Debtor	Reporting Period: October 30, 2011 thru November 30, 2011

SUMMARY OF UNPAID POSTPETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	202,976	687.89	408.13	0	0	204,072
Wages and Benefits	Current	0	0	0	0	Current
Taxes Payable	Current	0	0	0	0	Current
Rent/Leases - Building	Current	0	0	0	0	Current
Rent/Leases - Equipment	Current	0	0	0	0	Current
Secured Debt/Adequate Protection Payments	Current	0	0	0	0	Current
Professional Fees	Current	0	0	0	0	Current
Amounts Due to Insiders (Accrued Bonus)	Current	0	0	0	0	Current
Other - Accrued Contract Loss/Advance Billing on Contracts	Current	0	0	0	0	Current
Other - Accruals	Current	0	0	0	0	Current
Other - Note Payable (Insurance)	Current	0	0	0	0	Current

In re Beacon Power Corporation, et al.,	Case No. 11-13450(KJC) Jointly Administered
Debtor	Reporting Period: October 30, 2011 thru November 30, 2011

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		323,760
+ Amounts billed during the period	57,537
- Amounts collected during the period	-160,206
Total Accounts Receivable at the end of the reporting period		221,092

Accounts Receivable Aging	Amount
0 - 30 days old	23,678
31 - 60 days old	146,843
61 - 90 days old	0
91+ days old	50,571
Total Accounts Receivable		221,092
Amount considered uncollectible (Bad Debt)	0
Accounts Receivable (Net)		221,092

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		☒
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		☒
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	☒
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	☒
5.

Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

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